Exhibit 99.3

Frequently Asked Questions about the Inland Retail merger, to be published in Inland Communications’ “In The Know” newsletter, to be distributed to employees. The newsletter, as always, will be marked “For internal use only.”

Frequent Acquisition Questions: Your guide to the Inland Retail merger

Since Inland Retail Real Estate Trust, Inc. (“Inland Retail”) entered into a definitive merger agreement with Developers Diversified Realty Corporation (“DDR”) and a subsidiary of DDR on October 20, 2006, many inevitable questions have arisen, asked both by — and of — employees of the various Inland companies. The following are answers to a few of the most frequently asked questions about the merger.

Why did Inland Retail consider this particular liquidity event?

As Inland Retail’s prospectus stated from the time of the company’s founding, Inland Retail would consider a liquidity event such as listing on a public stock exchange, the sale of the company, or a merger with another company. The purpose of these options is to provide an opportunity for Inland Retail’s investors to either sell their individual shares or receive cash consideration in exchange for them. The board of Inland Retail chose to sell to DDR because they felt it was the best alternative for the company’s stockholders at this time.

What has to happen before the merger becomes effective?

The merger must be approved by the stockholders of Inland Retail, and certain other closing conditions must be satisfied.

When will the merger become official?

Subject to stockholder approval and satisfaction of all other closing conditions, the merger is expected to close in the first quarter of 2007.  Until then, Inland Retail will continue to manage its business as usual.

What would the sale of Inland Retail mean to the other companies in The Inland Real Estate Group of Companies, Inc.?

This transaction does not affect the other Inland-sponsored companies, and The Inland Real Estate Group of Companies, Inc. will continue to play a leading role in real estate. Inland Retail — and three other Inland-sponsored REITs, each of which own a substantial amount of assets — are among the many legally and financially independent companies that make up The Inland Real Estate Group of Companies, Inc.

How does Inland Retail’s portfolio compare with the total portfolio of the other companies in the Inland group?

The portfolio of Inland Retail represents $4.4 billion, at cost, of the $19 billion in assets managed by the various companies that comprise The Inland Real Estate Group of Companies, Inc., which has been ranked collectively as the fifth-largest shopping center owner in North America (by Shopping Centers Today in December 2006) and as the #1 fastest-growing acquirer of retail property in the United States (by Chain Store Age, May 2006).  Inland-sponsored companies have more than 130 million square feet of commercial property under management, including multi-family residential, office and industrial property. Meanwhile, Inland American Real Estate Trust is raising funds from investors at a rate faster than any Inland company in history, and is in the process of acquiring considerably more property than Inland Retail is expected to sell through this proposed merger.

Will Inland Retail employees be hired by other Inland companies?

DDR has engaged in an extensive interviewing process with the Inland Retail employees and has extended a number of offers of employment, some of which have already been accepted.  These employees would join DDR upon the successful completion of the merger.  Additionally, a committee has been formed by members of the Inland group to assist Inland Retail employees in finding new employment, either with another Inland entity or outside of the company. Inland American and other Inland companies with job openings to fill have been encouraged to wait to hire permanent employees until after the merger closes, so that a position may be filled by an Inland Retail candidate if at all possible.

Who is DDR?

DDR is a publicly-traded REIT based in Cleveland, Ohio, and is currently the fourth largest owner of shopping centers in North America.

Why did Inland Retail accept DDR’s offer?

At the end of a competitive bidding process managed by Bank of America Securities LLC, an independent investment bank, DDR made the highest offer for Inland Retail shares.  Several other companies were involved in this bidding process, including Inland Real Estate Corporation.  Inland Retail was committed to the integrity of the bidding process and avoided any possible conflict of interest by accepting the highest offer for its shares.

I have other questions. When will we learn more about the merger?

Unfortunately, as the result of federal proxy rules, there are limitations on Inland Retail’s ability to communicate with Inland employees about the transaction. However, within those limitations, we will attempt to provide as much information as possible, and address all the concerns of the employees of the Inland companies as the process continues.

This document  contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this announcement are forward-looking statements. All forward-looking statements speak only as of the date of this announcement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of DDR, Inland Retail and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, approval of the transaction by the stockholders of Inland Retail, the satisfaction of closing conditions to the transaction, difficulties encountered in integrating the companies, the marketing and sale of non-core assets, and the effects of general and local economic and real estate conditions. Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company’s filings with the Securities and Exchange Commission. The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

This document does not constitute an offer of any securities for sale. In connection with the proposed transaction, DDR and Inland Retail have filed a definitive proxy statement/prospectus dated January 3, 2007 as part of a registration statement regarding the proposed merger with the Securities and Exchange Commission. Investors and security holders are urged to read the definitive proxy statement/prospectus because it contains important information about DDR and Inland Retail and the proposed merger. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by DDR and Inland Retail with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from DDR and Inland Retail by directing such request to:  Developers Diversified Realty Corporation, Attention: Investor Relations, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or Inland Retail Real Estate Trust, Inc., Attention: Investor Relations, 2901 Butterfield Road, Oak Brook, IL 60523. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the merger.

DDR and Inland Retail and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Inland Retail in connection with the merger. Information about DDR and its directors and executive officers, and their ownership of DDR securities, is set forth in the proxy statement for the 2006 Annual Meeting of Shareholders of DDR, which was filed with the SEC on April 3, 2006. Information about Inland Retail and its directors and executive officers, and their ownership of Inland Retail securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of Inland Retail, which was filed with the SEC on October 14, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available. As a result of this transaction, Inland Retail does not intend to hold an annual stockholder meeting and instead will hold a special meeting to vote on the proposed merger.